UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

June 30, 2010 (June 30, 2010)
Date of Report (Date of earliest event reported)

GOOD HARBOR PARTNERS ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Delaware	000-15341	20-3303304
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2095 E. Big Beaver Road
Suite 200
Troy, MI 48083
Attn:  Parsh Patel

(Address of Principal Executive offices)(Zip Code)

(586) 530-5605
(Registrant's telephone number Including area code)

79 Byron Road
Weston, MA 02493
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Securities
     Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

Item 5.01  Changes of Control of Registrant

On June 30, 2010, a change of control of the Registrant occurred. Pursuant to a Stock Purchase Agreement (the “SPA”), Ralph S. Sheridan, the President and a Director of the Registrant, Paul Sonkin, the Secretary and a Director of the Registrant, and other persons each who were the beneficial owners of 10% or more of the outstanding common stock of the Registrant sold a total of 35,095,100 shares of common stock of the Registrant (the “Transactions”) to eight individuals (the “Purchasers”).  One of the Purchasers, David Chen-Te Yen, acquired 25,700,000 shares or approximately 71.5% of the Registrant’s outstanding common stock. The total consideration paid for the shares purchased pursuant to the SPA was $450,000, which was paid from the Purchasers’ own funds. Pursuant to the SPA, the Purchasers acquired an aggregate of approximately 95.6% of the outstanding voting common stock of the Registrant.

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

In connection with the Transactions, under the terms of the SPA, we experienced a change in our board of directors. On June 30, 2010, upon the closing of the Transactions, our board of directors, which then consisted of Ralph Sheridan, Paul Sonkin and John Mallon, appointed David Chen-Te Yen, Wan-Fang Liu, Tzu-Yung Hsu, Ming-Cheng Lin, Syuan-Jhu Lin and Parsh Patel to our board of directors, effective upon the resignation of Ralph S. Sheridan, Paul Sonkin and John C. Mallon as members of our board of directors.  David Chen-Te Yen and Parsh Patel were appointed to serve as Class I members of the Board of Directors of the Company.  Syuan-Jhu Lin and Wan-Fang Lin were appointed to serve as Class II members of the Board of Directors of the Company. Tzu Yung Hsu was appointed to serve as a Class III member of the Board of Directors of the Company.

Ralph Sheridan, who was our President, Chief Executive Officer, Secretary and a director, John Mallon, who was a director and Paul Sonkin, who was a director, thereupon resigned from their respective director and officer positions. Because of the change in the composition of our board of directors and the sale of securities pursuant to the SPA, there was a change of control of our Company on June 30, 2010.

Our new Board of Directors appointed David Chen-Te Yen as our President and the Chairman of our board of directors and Parsh Patel as our Chief Executive Officer and Secretary.

The biographies of our new Directors and Executive Officers are as follows:

Name	Age	Positions and Offices
Mr. David Chen-Te Yen 11th FL, 185 Ming Yo 11 Street Tao Yuan, Taiwan	44	President; and Chairman
Mr. Parsh Patel 43677 Nebel Trail, Clinton Township, Michigan 48083	56	Chief Executive Officer, Secretary; and Director
Mr. Syuan-Jhu Lin 8 FL-2, 116 Liu Chuan East Road, Sec. 2 Taichung, Taiwan	49	Director
Mr. Wan-Fang Lin 11th FL, 185, Ming Yo 11 Street Tao Yuan, Taiwan	43	Director
Mr. Tzu-Yung Hsu Tzu-Yung Hsu 81, Fu Shan Street Tao Yuan, Taiwan	39	Director

Mr. David Chen-Te Yen is our President and the Chairman of our Board of Directors.  Since July, 2007, Mr. Yen  has served as the Chief Executive Officer  ( Asian Division) of  Mineral Mining Corporation (a Colorado Public company listed on the Frankfurt Exchange) where his responsibilities include overseeing the company’s Asian operations, including merger and acquisitions, business development, planning, and administration. From 2003-2007 , Mr. Yen  served as the Chief Executive Officer of  De Yi Biotech Ltd., which  manufactures  environmental friendly containers and kitchen equipment (disposable bowls and dishes, etc.).   In addition to his responsibilities for day to day operations of the Company, Mr. Yen focused on   business development and research and development. From 1992-2003,  he  served as the  Chief Operating Officer of  Long Yen Funeral Services, which is the  largest crematory company in Taiwan, where he was responsible for the day to day operations of the  company. Mr. Yen was awarded a B. S. Degree from Taipei College of Maritime Technology. Mr. Yen has significant business connections in both the United States and East Asia which should be helpful to the Company in the future.

Mr. Parsh Patel is our Chief Executive Officer and member of our board of directors.  Since 2008, Mr. Patel has served as Chief Technical Director of Android Inc. in Auburn Hills, Michigan.   From 2005 to 2008 he served as Chief Technical Officer of Avanti Systems, Inc. and while stationed in Taipei Taiwan and in ShangHai China he was responsible for manufacturing quality control and sequenced delivery.  Mr. Patel has over 20 years of business and system development and analyses experience with an emphasis on the design, development, and deployment of large-scale real-time transaction processing systems and applications.   Mr. Patel was awarded a B.S. in Chemistry and Mathematics from Grand Valley State University, 1975.  Mr. Patel has substantial experience in IT will should be helpful to the Company in the future.

Mr. Syuan-Jhu Lin is a member of our board of directors.  Since 2004, Mr. Li   has served as the Chief Executive Officer of Espoir Nature, Inc., a cosmetic and herbal medicine company based in Taiwan where he is responsible for the day to day operations of the company.  He was awarded a B.S. in accounting from National Open University in Taiwan.  Mr. Li’s experience in with day to day business operations should be helpful to the Company in the future.

Mr. Wan-Fang Lin is a member of board of directors. Since 2004, Mr. Lin has served as the President of Natural Beauty Inc. of ShenZhen, China. Mr. Lin is in charge of the day to day operations of this company whose main products are cosmetics and other beauty products. The company,   headquartered in   Hong Kong, is a public company listed on the Hong Kong exchange.  Mr. Lin’s experience with day to day business operations should be helpful to the Company in the future.

Mr. Tzu-Yung Hsu is a member of board of directors. Since 1998, Mr. Hsu has served as the Chief Executive Officer of Guo-Xun Marketing Consultant, Inc. The main focus of the company is web design, IT services, marketing and consulting for small to medium sized companies from various industries in Taiwan.  Mr. Hsu’s business experience, particularly in sales and marketing, should be helpful to the Company in the future.

Item 9.01    Exhibits.

None.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 30, 2010	GOOD HARBOR PARTNERS ACQUISITION CORP. (Registrant)

/s/ Parsh Patel
Parsh Patel, Chief Executive Officer